                                                                    EXHIBIT 99.1



                              SUBJECT TO REVISION
                         TERM SHEET DATED APRIL 7, 1997

                  TOYOTA AUTO RECEIVABLES 1997-A GRANTOR TRUST

             $722,871,000.00 o% ASSET BACKED CERTIFICATES, CLASS A
              $20,761,000.00 o% ASSET BACKED CERTIFICATES, CLASS B $11,325,553.40 o% ASSET BACKED CERTIFICATES, CLASS C

                  TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION,
                                     SELLER

                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER

  THE CERTIFICATES WILL REPRESENT BENEFICIAL OWNERSHIP INTERESTS IN THE TRUST
     ONLY AND DO NOT REPRESENT OBLIGATIONS OF OR INTERESTS IN TOYOTA MOTOR
        CREDIT RECEIVABLES CORPORATION, TOYOTA MOTOR CREDIT CORPORATION,
          TOYOTA MOTOR SALES, U.S.A., INC. OR ANY OF THEIR RESPECTIVE
            AFFILIATES. NEITHER THE CERTIFICATES NOR THE RECEIVABLES
             ARE INSURED OR GUARANTEED BY ANY GOVERNMENTAL AGENCY.

  THIS TERM SHEET CONTAINS STRUCTURAL AND COLLATERAL INFORMATION WITH RESPECT
      TO THE TOYOTA AUTO RECEIVABLES 1997-A GRANTOR TRUST __% ASSET BACKED
         CERTIFICATES, CLASS A, __%  ASSET BACKED CERTIFICATES, CLASS B
        AND __% ASSET BACKED CERTIFICATES, CLASS C (THE "CERTIFICATES");
         HOWEVER, THIS TERM SHEET DOES NOT CONTAIN COMPLETE INFORMATION
             WITH RESPECT TO THE OFFERING OF THE CERTIFICATES.  THE
            INFORMATION HEREIN IS PRELIMINARY AND WILL BE SUPERSEDED
           BY THE INFORMATION CONTAINED IN THE PROSPECTUS SUPPLEMENT
              AND THE PROSPECTUS.  ADDITIONAL INFORMATION WILL BE
                 CONTAINED IN THE PROSPECTUS SUPPLEMENT AND THE
                 PROSPECTUS.  PURCHASERS ARE URGED TO READ BOTH
                  THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS.

   THIS TERM SHEET SHALL NOT CONSTITUTE AN OFFER TO SELL OR THE SOLICITATION
       OF AN OFFER TO BUY NOR SHALL THERE BE ANY SALE OF THE CERTIFICATES
            IN ANY STATE OR OTHER JURISDICTION IN WHICH SUCH OFFER,
          SOLICITATION OR SALE WOULD BE UNLAWFUL PRIOR TO REGISTRATION
           OR QUALIFICATION UNDER THE SECURITIES OR OTHER APPLICABLE
            LAWS OF ANY SUCH STATE OR OTHER JURISDICTION.  SALES OF
               THE CERTIFICATES MAY NOT BE CONSUMMATED UNLESS THE
                   PURCHASER HAS RECEIVED BOTH THE PROSPECTUS
                         SUPPLEMENT AND THE PROSPECTUS.

                       _________________________________

                Joint Global Coordinators and Joint Bookrunners

CREDIT SUISSE FIRST BOSTON                                      LEHMAN BROTHERS
                       _________________________________

The information contained in this Term Sheet is preliminary and will be superseded in its entirety by the information appearing in the Prospectus Supplement, the Prospectus and the Pooling and Servicing Agreement (the "Agreement"), to be dated as of April 1, 1997, among Toyota Motor Credit Receivables Corporation, as seller (the "Seller"), Toyota Motor Credit Corporation ("TMCC"), as servicer (in such capacity, the "Servicer") and Bankers Trust Company, as trustee (the "Trustee") and by any other information subsequently filed with the United States Securities and Exchange Commission with respect to the Toyota Auto Receivables 1997-A Grantor Trust (the "Trust"), the Receivables described herein (the "Receivables") or the Certificates.

The information contained herein addresses only certain limited aspects of the Certificates' characteristics, and does not purport to provide a complete assessment thereof or of the risks associated with the purchase thereof which are more fully described under "Risk Factors" in the Prospectus and the Prospectus Supplement. The information contained herein therefore may not reflect the impact of all structural characteristics of the security, changes to the structure of the Certificates or the characteristics of the Receivables ultimately included in the Trust, any or all of which might change prior to the issuance of the Certificates to reflect changed circumstances.

Although the registration statement (including the Prospectus) relating to the Certificates has been filed with the United States Securities and Exchange Commission and is effective, the final Prospectus Supplement and Prospectus relating to the securities discussed in this communication have not been filed with the United States Securities and Exchange Commission. The securities discussed in this communication have not been approved or disapproved by the United States Securities and Exchange Commission or any other state or other jurisdictional commission. Sales of the Certificates may not be consummated unless the purchaser has received both the Prospectus Supplement and the Prospectus. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state or other jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities or other applicable laws of any such state or other jurisdiction.


THE CERTIFICATES  . . . . . . . . . . . .      $722,871,000.00 aggregate principal amount of __% Toyota Auto Receivables 1997-A
                                               Grantor Trust Asset Backed Certificates, Class A (the "Class A Certificates"),
                                               $20,761,000.00 aggregate principal amount of __% Toyota Auto Receivables 1997-A
                                               Grantor Trust Asset Backed Certificates, Class B (the "Class B Certificates"), and
                                               $11,325,553.40  aggregate principal amount of __% Toyota Auto Receivables 1997-A
                                               Grantor Trust Asset Backed Certificates, Class C (the "Class C Certificates" and,
                                               together with the Class A Certificates and Class B Certificates", the
                                               "Certificates").

                                               The "Class A Percentage" will be 95.75%, the "Class B Percentage" will be 2.75% and the "Class C Percentage" will be 1.50%.

REGISTRATION OF THE
 CERTIFICATES . . . . . . . . . . . . . .      The Certificates will be held through The Depository Trust Company, in the United States, or Cedel Bank, societe anonyme, or the Euroclear
                                               System in Europe or Asia.

THE RECEIVABLES   . . . . . . . . . . . .      As of April 1, 1997  (the "Cutoff Date"), the receivables comprising the primary assets of the Trust (the "Receivables") will have an aggregate principal balance of  $754,957,553.40.  Certain expected characteristics of the Receivables are described below under "The Receivables Pool".

INTEREST ON THE
  CERTIFICATES  . . . . . . . . . . . . .      Class A Certificates: __% per annum.

                                               Class B Certificates: __% per annum.

                                               Class C Certificates: __% per annum.

                                               Interest on the Certificates will be calculated on the basis of a 360-day year consisting of twelve 30-day months, payable on the fifteenth day of each month (or, if any such day is not a Business Day, the next succeeding Business Day) beginning
                                               May 15, 1997 (each, a "Distribution Date").  Interest on the Class A Certificate
                                               Balance, Class B Certificate Balance and Class C Certificate Balance at the rates specified above will be distributed to the Class A Certificateholders, Class B
                                               Certificateholders and Class C Certificateholders, respectively, on each Distribution
                                               Date.  Such distribution will be subject to (i) the availability of collections allocable to interest, (ii) the availability of funds in the Reserve Fund and (iii)
                                               the subordination features described below under "Subordination" and in the
                                               Prospectus and the Prospectus Supplement.  The Final Scheduled Distribution Date with respect to each class of Certificates is expected to be April 15, 2002.

PRINCIPAL ON THE
  CERTIFICATES  . . . . . . . . . . . . .      On each Distribution Date, the Trustee will distribute (i) pro rata to the Class A
                                               Certificateholders an amount equal to the Class A Percentage,  (ii) pro rata to the
                                               Class B Certificateholders an amount equal to the Class B Percentage and (iii) pro rata to the Class C Certificateholders an amount equal to the Class C Percentage of:
                                               (a) the principal portion of scheduled monthly payments on the Receivables due (in the case of Precomputed Receivables) or received (in the case of Simple Interest
                                               Receivables) during the preceding calendar month (each, a "Collection Period"); (b)
                                               the principal portion of all prepayments in full and of all partial prepayments on
                                               Simple Interest Receivables received by the Servicer during such Collection Period;
                                               (c) the principal balance of each Receivable repurchased by the Servicer or the
                                               Seller under an obligation that arose during such Collection Period; and (d) the principal balance of each Receivable that became a Defaulted Receivable during such
                                               Collection Period.  Such distribution will be subject to (i) the availability of collections allocable to principal, (ii) the availability of funds in the Reserve
                                               Fund and (iii) the subordination features described below under "Subordination" and in the Prospectus and Prospectus Supplement.

OPTIONAL PURCHASE OF
  THE CERTIFICATES  . . . . . . . . . . .      The Seller or the Servicer may purchase the Receivables remaining in the Trust after the last day of any Collection Period during which the aggregate principal balance thereof is 10% or less of the aggregate principal balance thereof as of the Cutoff
                                               Date, thereby effecting an early retirement of the Certificates.

SUBORDINATION . . . . . . . . . . . . . .      The Class B and Class C Certificateholders will not receive any distributions of interest on a Distribution Date until the full amount of interest on the Class A
                                               Certificates payable on such Distribution Date has been distributed and the Class C
                                               Certificateholders will not receive any distributions of interest on a Distribution
                                               Date until the full amount of interest on the Class B Certificates payable on such
                                               Distribution Date has been distributed.  The Class B and Class C Certificateholders will not receive any distributions of principal on such Distribution Date until the full amount of interest on and principal of the Class A Certificates payable on such
                                               Distribution Date has been distributed and the Class C Certificateholders will not receive any distributions of principal with respect to such Distribution Date until the full amount of interest on and principal of the Class B Certificates payable on such Distribution Date has been distributed.  Distributions of interest on the Class
                                               B Certificates and the Class C Certificates will not be subordinated to the payment of principal on the Class A Certificates, and distributions of interest on the Class
                                               C Certificates will not be subordinated to the payment of principal on the Class B
                                               Certificates.

RESERVE FUND  . . . . . . . . . . . . . .      A Reserve Fund will be created with an initial deposit by the Seller on the Closing
                                               Date of an amount expected to be at least $5,662,181.66.  The Reserve Fund will be supplemented on each Distribution Date by the deposit therein of all Excess Amounts up to the "Specified Reserve Fund Balance" specified in the Agreement.  "Excess
                                               Amounts" in respect of a Distribution Date will be all remaining amounts on deposit in the Collection Account in respect of the related Collection Period, after the
                                               Servicer has been reimbursed for any outstanding Advances and has been paid the
                                               Servicing Fee and after giving effect to all distributions of interest and principal required to be made to the Certificateholders on such Distribution Date.

                                               On each Distribution Date, any amounts in the Reserve Fund in excess of the Specified
                                               Reserve Fund Balance and not applied to cover shortfalls in distributions on the
                                               Certificates will be distributed to the Seller.

                                               To the extent available, funds will be withdrawn from the Reserve Fund for distribution, to the extent of shortfalls in the amount available to make required distributions of interest on the Class A Certificates, the Class B Certificates and
                                               the Class C Certificates, in that order, and then

                                               to the extent of shortfalls in the amount available to make required distributions of principal on the Class A Certificates, the Class B Certificates and the Class C
                                               Certificates, in that order.

ADVANCES  . . . . . . . . . . . . . . . .      With respect to each applicable Collection Period, the Servicer will make Advances of amounts relating to:  (i) for each Precomputed Receivable, that portion, if any, of the related scheduled monthly payment that was not timely made, (ii) for each Simple
                                               Interest Receivable, an amount equal to the product of the Principal Balance of such
                                               Receivable as of the first day of the related Collection Period and one-twelfth of its APR, minus the amount of interest actually received on such Receivable during such Collection Period (but in each case only to the extent that it determines such
                                               Advances will be recoverable from future payments and collections on or in respect of such Receivable) and (iii) for Receivables as to which it makes certain modifications.

LISTING . . . . . . . . . . . . . . . . .      Application has been made to list the Class A Certificates on the Luxembourg Stock
                                               Exchange and The Stock Exchange of Hong Kong Limited.

TAX STATUS  . . . . . . . . . . . . . . .      In the opinion of Andrews & Kurth L.L.P., the Trust will be treated as a grantor trust for federal income tax purposes and will not be subject to federal income tax.

ERISA CONSIDERATIONS  . . . . . . . . . .      Subject to the considerations discussed under "ERISA Considerations" in the
                                               Prospectus and the Prospectus Supplement, the Class A Certificates will be eligible for purchase by employee benefit plans.  The Class B Certificates and Class C
                                               Certificates may not be acquired by any employee benefit plan subject to the Employee
                                               Retirement Income Security Act of 1974, as amended or by an individual retirement account.

RATINGS OF THE CERTIFICATES . . . . . . .      It is a condition to the issuance of the Certificates that the Class A Certificates be rated in the highest investment rating category by Standard and Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service ("Moody's"),
                                               the Class B Certificates be rated at least "A" by S&P and at least "A2" by Moody's and the Class C Certificates be rated at least "BBB" by S&P and at least "Baa3" by
                                               Moody's.


                              THE RECEIVABLES POOL

         The pool of Receivables (the "Receivables Pool") is expected to include the Receivables purchased as of the Cutoff Date based on selection criteria that include: (i) at the time of origination, each Receivable was secured by a new or used automobile or light duty truck; (ii) each Receivable was originated in the United States; (iii) each Receivable provides for level monthly Scheduled Payments that fully amortize the amount financed by such Receivable over its original term except that the payment in the first or last month in the life of the Receivable may be minimally different from the level payment; (iv) each Receivable was originated prior to March 1, 1997; (v) each Receivable had an original number of scheduled payments of not less than 12 and not more than 72 and, as of the Cutoff Date, had a remaining number of scheduled payments of not less than 4 and not more than 54; (vi) each Receivable provides for the payment of a finance charge at an APR ranging from 8.00% to 22.00%; (vii) each Receivable does not have a payment that is more than 30 days past due as of the Cutoff Date; (viii) no Receivable is a receivable as to which payments ahead of more than 6 scheduled payments have been received from or on behalf of the related Obligor; (ix) each Receivable is being serviced by TMCC; (x) to the best knowledge of the Seller, no Receivable is due from any Obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent; (xi) no Financed Vehicle has been repossessed without reinstatement as of the Cutoff Date; and (xii) no Financed Vehicle was subject to force-placed insurance as of the Cutoff Date. TMCC does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated in Texas will not be included in the Trust. No selection procedures believed by the Seller to be adverse to Certificateholders will be used in selecting the Receivables.

         The Receivables will represent financing of new and used automobiles and/or light duty trucks. Based on the Cutoff Date Pool Balance, approximately 56.91% and 43.09% of the Receivables are expected to represent financing of new vehicles and used vehicles, respectively. As of the Cutoff Date, the average Principal Balance of the Receivables is expected to be approximately $10,646.85. Based on the addresses of the originating Dealers, the Receivables are expected to have been originated in 48 states. Except in the case of any breach of representations and warranties by the related Dealer, the Receivables generally are not expected to provide for recourse against the originating Dealer. By aggregate Principal Balance, it is expected that approximately 41.38% of the Receivables will constitute Precomputed Receivables and approximately 58.62% of the Receivables will constitute Simple Interest Receivables.

         The expected composition, distribution by APR and geographic distribution of the Receivables as of the Cutoff Date are as set forth in the following tables.

                         COMPOSITION OF THE RECEIVABLES

         Aggregate Cutoff Date Principal Balance  . . . . . . . . . . . .      $754,957,553.40
         Number of Receivables  . . . . . . . . . . . . . . . . . . . . .      70,909
         Average Cutoff Date Principal Balance  . . . . . . . . . . . . .      $10,646.85
         Average Original Amount Financed . . . . . . . . . . . . . . . .      $14,462.40
           Range of Original Amount Financed  . . . . . . . . . . . . . .      $1,000.00 to $50,000.00
         Weighted Average APR(1)  . . . . . . . . . . . . . . . . . . . .      10.43%
           Range of APRs  . . . . . . . . . . . . . . . . . . . . . . . .      8.00% to 22.00%
         Weighted Average Original Number of Scheduled Payments(1)  . . .      56.92
           Range of Original Number of Scheduled Payments . . . . . . . .      12 to 72
         Weighted Average Remaining Number of Scheduled Payments(1) . . .      43.14
           Range of Remaining Number of Scheduled Payments  . . . . . . .      4 to 54

         __________
         (1)  Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR

                                             Percentage of
                                               Aggregate        Cutoff Date       Percentage of
                               Number of       Number of         Principal         Cutoff Date
 Range of APRs                Receivables     Receivables         Balance          Pool Balance
 -------------                -----------     -----------     ---------------     -------------
 8.00% to  8.99%  . . . . .     19,391           27.35%       $217,573,321.11         28.82%
 9.00% to  9.99%  . . . . .     17,814           25.12         197,451,818.91         26.15
10.00% to 10.99%  . . . . .     11,574           16.32         124,553,064.38         16.50
11.00% to 11.99%  . . . . .      7,451           10.51          78,459,146.09         10.39
12.00% to 12.99%  . . . . .      6,321            8.91          63,304,040.15          8.39
13.00% to 13.99%  . . . . .      2,744            3.87          24,589,881.11          3.26
14.00% to 14.99%  . . . . .      1,784            2.52          15,987,489.81          2.12
15.00% to 15.99%  . . . . .      1,133            1.60           9,983,266.86          1.32
16.00% to 16.99%  . . . . .        697            0.98           6,035,778.80          0.80
17.00% to 17.99%  . . . . .        534            0.75           4,681,751.57          0.62
18.00% to 18.99%  . . . . .        404            0.57           3,515,217.69          0.47
19.00% to 19.99%  . . . . .        561            0.79           5,020,913.24          0.67
20.00% to 20.99%  . . . . .        408            0.58           3,234,087.49          0.43
21.00% to 21.99%  . . . . .         87            0.12             502,842.25          0.07
          22.00%  . . . . .          6            0.01              64,933.93          0.01

        Total(1)  . . . . .     70,909          100.00%       $754,957,553.40        100.00%
                                ======          =======       ===============        =======

  __________
  (1) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

              DISTRIBUTION OF THE INITIAL RECEIVABLES BY STATE (1)

                                        Percentage of
                        Aggregate         Number of          Cutoff Date        Percentage of
                        Number of        Cutoff Date          Principal         Cutoff Date
State                  Receivables       Receivables           Balance          Pool Balance
-----                  -----------       -----------       ---------------      -------------
Alabama                      11              0.02%         $    235,185.14           0.03%
Alaska                       54              0.08               571,008.82           0.08
Arizona                   1,194              1.68            12,600,992.38           1.67
Arkansas                  1,096              1.55            10,657,627.09           1.41
California               20,198             28.48           211,659,288.00          28.04
Colorado                    709              1.00             6,927,154.24           0.92
Connecticut               1,900              2.68            20,110,707.93           2.66
Delaware                    280              0.39             3,311,673.28           0.44
Florida                     114              0.16             2,067,523.55           0.27
Georgia                      59              0.08             1,268,878.33           0.17
Idaho                        21              0.03               165,314.28           0.02
Illinois                  4,877              6.88            56,423,593.50           7.47
Indiana                     355              0.50             4,031,576.26           0.53
Iowa                        220              0.31             2,306,615.57           0.31
Kansas                      691              0.97             7,492,135.66           0.99
Kentucky                    115              0.16             1,441,047.03           0.19
Louisiana                 1,782              2.51            18,102,662.23           2.40
Maine                       206              0.29             1,492,031.43           0.20
Maryland                  6,385              9.00            70,496,897.91           9.34
Massachusetts             4,860              6.85            45,908,432.08           6.08
Michigan                    818              1.15             9,086,303.62           1.20
Minnesota                   104              0.15             1,310,987.86           0.17
Mississippi                 428              0.60             4,581,453.64           0.61
Missouri                  1,707              2.41            16,904,630.37           2.24
Montana                      42              0.06               417,415.50           0.06
Nebraska                     69              0.10               825,043.92           0.11
Nevada                      691              0.97             7,962,766.94           1.05
New Hampshire             1,268              1.79            10,455,837.95           1.38
New Jersey                2,293              3.23            25,884,168.00           3.43
New Mexico                  464              0.65             5,063,317.58           0.67
New York                  3,065              4.32            34,743,004.18           4.60
North Carolina              178              0.25             3,306,399.06           0.44
North Dakota                 10              0.01                86,867.30           0.01
Ohio                        370              0.52             3,938,662.86           0.52
Oklahoma                    279              0.39             3,221,735.80           0.43
Oregon                      993              1.40             8,733,031.39           1.16
Pennsylvania              1,788              2.52            18,013,286.46           2.39
Rhode Island                728              1.03             6,760,183.33           0.90
South Carolina               70              0.10             1,319,853.04           0.17
South Dakota                 12              0.02               133,587.81           0.02
Tennessee                 1,823              2.57            20,303,306.38           2.69
Utah                        104              0.15             1,298,088.50           0.17
Vermont                     356              0.50             3,139,551.92           0.42
Virginia                  6,059              8.54            68,898,861.47           9.13
Washington                1,594              2.25            16,327,881.53           2.16
West Virginia                48              0.07               571,147.40           0.08
Wisconsin                   402              0.57             4,242,637.18           0.56
Wyoming                      19              0.03               157,197.72           0.02
     Total(2)            70,909            100.00%         $754,957,553.40         100.00%
                         ======            =======         ===============         =======

__________
(1) Based solely on the addresses of the originating Dealers.
(2) Dollar amounts and percentages may not add to the total or to 100.00%, respectively, due to rounding.

                  DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

         Set forth below is certain information concerning TMCC's experience with respect to its portfolio of new and used automobile and/or light duty truck retail installment sales contracts which it initially funded and was servicing at the dates indicated.

         The data presented in the following tables are provided for illustrative purposes only. There is no assurance that TMCC's delinquency, credit loss and repossession experience with respect to automobile and/or light duty truck retail installment sales contracts in the future, or the experience of the Trust with respect to the Receivables, will be similar to that set forth below.

                       HISTORICAL DELINQUENCY EXPERIENCE

                                                                       At September 30,
                         At December 31,   ----------------------------------------------------------------------
                           1996(2)(3)      1996(1)(2)(3)  1995(1)(2)       1994(1)          1993(1)        1992
                         ----------------------------------------------------------------------------------------
Number of Contracts
  Outstanding at
  End of Period . .         585,903           574,439      517,325         514,120          485,540       466,008
Delinquencies
  as a Percentage of
  Contracts Outstanding(4)
  31-60 Days  . . .           1.70%             1.46%        1.25%           1.04%            1.04%         1.25%
  61-90 Days  . . .           0.17%             0.14%        0.11%           0.10%            0.10%         0.13%
  Over 90 Days  . .           0.09%             0.08%        0.06%           0.06%            0.07%         0.07%

____________________
(1) Includes contracts sold by TMCC in August 1993 in connection with the formation of the Toyota Auto Receivables 1993-A Grantor Trust, which TMCC was servicing.
(2) Includes contracts sold by TMCC in September 1995 in connection with the formation of the Toyota Auto Receivables 1995-A Grantor Trust, which TMCC is servicing.
(3) Includes contracts sold by TMCC in July 1996 in connection with the formation of the Toyota Auto Receivables 1996-A Grantor Trust, which TMCC is servicing.
(4) The period of delinquency is based on the number of days scheduled payments are contractually past due.

                      NET LOSS AND REPOSSESSION EXPERIENCE


                                      At or for the                   At or for the Fiscal Year Ended September 30,
                                   Three Months Ended      -------------------------------------------------------------------
                                 December 31, 1996(2)(3)    1996(1)(2)(3)  1995(1)(2)     1994(1)       1993(1)         1992
                                 ---------------------------------------------------------------------------------------------
                                                                        (Dollars in Thousands)
Net Receivables
  Outstanding (4) ............         $6,051,119           $5,930,100    $4,930,711    $4,757,142    $4,198,373    $3,863,884
Average Net Receivables
  Outstanding (5) ............         $5,990,610           $5,430,406    $4,843,927    $4,477,758    $4,031,129    $3,630,143
Number of Contracts
  Outstanding ................            585,903              574,439       517,325       514,120       485,540       466,008
Average Number of Contracts
  Outstanding (5) ............            580,171              545,882       515,723       499,830       475,774       443,887
Number of Repossessions ......              2,637                8,981         8,438         8,386         8,925         9,183
Number of Repossessions as a
  Percentage of the Contracts
  Outstanding ................               1.80%(8)             1.56%         1.63%         1.63%         1.84%         1.97%
Number of Repossessions as a
  Percentage of the Average
  Number of Contracts
  Outstanding ................               1.82%(8)             1.65%         1.64%         1.68%         1.88%         2.07%
Gross Charge-Offs (6) ........             $9,865              $33,017       $27,282       $22,748       $26,361       $31,594
Recoveries (7)  ..............             $1,560              $ 6,604        $5,957        $6,564        $6,587        $6,387
Net Losses  ..................             $8,305              $26,413       $21,325       $16,184       $19,774       $25,207
Net Losses as a Percentage
  of Net Receivables
  Outstanding ................               0.55%(8)             0.45%         0.43%         0.34%         0.47%         0.65%
Net Losses as a Percentage
  of Average Net
  Receivables Outstanding ....               0.55%(8)             0.49%         0.44%         0.36%         0.49%         0.69%

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(1) Includes contracts sold by TMCC in August 1993 in connection with the formation of the Toyota Auto Receivables 1993-A Grantor Trust, which TMCC was servicing.
(2) Includes contracts sold by TMCC in September 1995 in connection with the formation of the Toyota Auto Receivables 1995-A Grantor Trust, which TMCC is servicing.
(3) Includes contracts sold by TMCC in July 1996 in connection with the formation of the Toyota Auto Receivables 1996-A Grantor Trust, which TMCC is servicing.
(4) Net Receivables Outstanding includes principal, accrued interest and unamortized dealer reserve.
(5) Average of current period and beginning of period amount or number of contracts outstanding.
(6) Amount charged-off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
(7) Recoveries from post-disposition monies received on previously charged-off contracts including proceeds of liquidation of the related vehicle after the charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
(8) Annualized.





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